Exhibit XIV

Unaudited Condensed Semi-Annual Financial Statements
as at June 30, 2017 - SEC Filing

EIB GROUP CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2017 UNDER IFRS (in EUR '000)
			30.06.2017		31.12.2016				30.06.2017		31.12.2016
ASSETS			(Unaudited)			LIABILITIES AND EQUITY			(Unaudited)

1.	Cash in hand, balances with central banks and post office banks		185 845		316 769	1.	Amounts owed to credit institutions
							a) repayable on demand	9 988 816		12 420 433
2.	Treasury bills and other bills eligible for refinancing with central banks		48 979 838		51 759 729		b) with agreed maturity or periods of notice	20 564		694 207
									10 009 380		13 114 640
3.	Loans and advances to credit institutions					2.	Amounts owed to customers
	a) repayable on demand	1 013 079		865 097			a) repayable on demand	1 894 373		1 927 330
	b) other loans and advances	41 069 205		35 216 160			b) with agreed maturity or periods of notice	8 365		25 030
	c) loans (Note B)	123 949 490		126 110 230					1 902 738		1 952 360
			166 031 774		162 191 487
						3.	Debts evidenced by certificates (Note C)
4.	Loans and advances to customers						a) debt securities in issue	486 198 978		499 728 861
	a) other loans and advances	1 120 072		2 219 000			b) others	16 868 308		18 173 985
	b) loans (Note B)	330 584 870		332 737 553					503 067 286		517 902 846
	c) impairment on loans and advances, net of reversals	- 407 612		- 476 692
			331 297 330		334 479 861
5.	Debt securities including fixed-income securities					4.	Derivatives liabilities		31 855 499		32 869 229
	a) issued by public bodies	6 040 458		8 673 315
	b) issued by other borrowers	8 739 246		7 240 070		5.	Other liabilities		1 650 934		1 682 462
			14 779 704		15 913 385
						6.	Deferred Income		221 408		171 233
6.	Shares and other variable-yield securities		6 520 586		6 028 211
						7.	Provisions
7.	Derivative assets		49 017 749		63 651 371		a) pension plans and health insurance scheme	4 744 358		4 715 296
							b) provision for guarantees issued	41 624		42 479
8.	Property, furniture and equipment		268 279		272 900				4 785 982		4 757 775
						TOTAL LIABILITIES			553 493 227		572 450 545
9.	Intangible assets		18 783		16 219
						8.	Capital
10.	Other assets		143 600		136 568		a) subscribed	243 284 155		243 284 155
							b) uncalled	- 221 585 020		- 221 585 020
11.	Subscribed capital and reserves, called but not paid		51 191		76 656				21 699 135		21 699 135

12.	Prepayments		44 997		75 217	9.	Consolidated reserves
							a) reserve fund	24 328 415		24 328 415
							b) additional reserves	4 083 664		4 379 438
							c) fair value reserve	2 310 811		2 181 108
							d) special activities reserve	7 504 091		6 776 060
							e) general loan reserve	2 700 556		3 305 458
									40 927 537		40 970 479

						10.	Result for the financial period		1 144 572		- 276 892

						Total equity attributable to the equity holders of the Bank			63 771 244		62 392 722

						11.	Non-controlling interests		75 205		75 106

						TOTAL EQUITY			63 846 449		62 467 828
TOTAL ASSETS			617 339 676		634 918 373	TOTAL LIABILITIES AND EQUITY			617 339 676		634 918 373

CONSOLIDATED INCOME STATEMENT FOR THE PERIOD ENDED JUNE 30, 2017 UNDER IFRS
(in EUR '000)

			H1 2017 (Unaudited)		H1 2016 (Unaudited)		2016

1.	Interest and similar income		11 119 189		11 175 178		22 183 575

2.	Interest expense and similar charges		- 9 488 371		- 9 419 623		- 18 764 977

3.	Income from shares and other variable-yield securities		106 911		68 298		241 540

4.	Fee and commission income		147 028		137 229		297 321

5.	Fee and commission expense		- 39 444		- 27 967		- 64 896

6.	Result on financial operations		- 271 326		- 608 112		- 3 214 362

7.	Other operating income		1 251		1 789		8 334

8.	Other operating expense		- 36		- 770		- 153

9.	Change in impairment on loans and advances and provisions for guarantees, net of reversals		66 563		11 383		26 011

10.	Change in impairment on shares and other variable-yield securities, net of reversals		4 448		1 940		- 47 892

11.	General administrative expenses
	a) staff costs	- 379 725		- 278 073		- 650 360
	b) other administrative costs	- 107 339		- 89 005		- 257 919
			- 487 064		- 367 078		- 908 279
12.	Depreciation and amortisation: property, furniture and equipment, investment property and intangible assets
	a) property, furniture and equipment	- 12 428		- 11 914		- 28 369
	b) investment property	0		- 19		0
	c) intangible assets	- 2 047		- 2 179		- 6 651
			- 14 475		- 14 112		- 35 020

13.	Result for the financial period		1 144 674		958 155		- 278 798
Attributable to:
	Non-controlling interests		102		- 1 486		- 1 906
	Equity holders of the Bank		1 144 572		959 641		- 276 892

CONSOLIDATED STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME
FOR THE PERIOD ENDED JUNE 30, 2017 UNDER IFRS
(in EUR '000)

		H1 2017 (Unaudited)		H1 2016 (Unaudited)		2016

Result for the financial period		1 144 674		958 155		- 278 798

Other comprehensive income/loss

Items that will never be reclassified to the profit or loss:
Remeasurements of defined benefit liability		117 267		- 1 162 570		- 1 277 685

Items that are or may be reclassifed to profit or loss:
Available for sale financial assets - fair value reserve
1. Net unrealised gains and losses on financial assets available for sale	140 023		83 873		69 653

2. Realised gains and losses transferred to the consolidated income statement	- 10 774		- 12 244		38 219

Total available for sale financial assets		129 249		71 629		107 872

Total other comprehensive income/loss		246 517		- 1 090 941		- 1 169 813

Total comprehensive income/loss		1 391 191		- 132 786		-1 448 611

Attributable to:
Non-controlling interests		102		- 1 486		- 1 906
Equity holders of the Bank		1 391 089		- 131 300		- 1 446 705

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY UNDER IFRS (in EUR '000)

For the half year ended June 30, 2017	Subscribed capital	Callable capital	Reserve fund	Additional reserves	Fair value reserve	Special activities reserve	General loan reserve	Result for the period before appropriation	Total	Non-controlling interests	Total consolidated equity

Balance at January 1, 2016	243 284 155	- 221 585 020	24 328 415	2 205 500	2 074 342	5 933 881	3 318 610	4 277 398	63 837 281	71 012	63 908 293
Result for the financial year	0	0	0	0	0	0	0	- 276 892	- 276 892	- 1 906	- 278 798
Other comprehensive income	0	0	0	- 1 277 685	107 872	0	0	0	- 1 169 813	0	- 1 169 813
Total comprehensive income	0	0	0	- 1 277 685	107 872	0	0	- 276 892	- 1 446 705	- 1 906	- 1 448 611
Appropriation of prior year's result	0	0	0	3 448 371	0	842 179	- 13 152	- 4 277 398	0	0	0
Other	0	0	0	3 252	- 1 106	0	0	0	2 146	0	2 146
Movement of non-controlling interest subsidiary	0	0	0	0	0	0	0	0	0	6 000	6 000

Balance at December 31, 2016	243 284 155	- 221 585 020	24 328 415	4 379 438	2 181 108	6 776 060	3 305 458	- 276 892	62 392 722	75 106	62 467 828
Result for the financial period	0	0	0	0	0	0	0	1 144 572	1 144 572	102	1 144 674
Other comprehensive income	0	0	0	117 267	129 249	0	0	0	246 517	0	246 517
Total comprehensive income	0	0	0	117 267	129 249	0	0	1 144 572	1 391 089	102	1 391 191
Appropriation of prior year's profit	0	0	0	- 400 021	0	728 031	- 604 902	276 892	0	0	0
Other	0	0	0	- 13 021	454	0	0	0	- 12 567	0	- 12 567
Movement of non-controlling interest subsidiary	0	0	0	0	0	0	0	0	0	- 3	- 3
Total transactions with owners of the Group	0	0	0	- 13 021	454	0	0	0	- 12 567	- 3	- 12 570

Balance at June 30, 2017 (Unaudited)	243 284 155	- 221 585 020	24 328 415	4 083 664	2 310 811	7 504 091	2 700 556	1 144 572	63 771 244	75 205	63 846 449

CONSOLIDATED CASH FLOW STATEMENT FOR PERIOD ENDED JUNE 30, 2017 UNDER IFRS (in EUR '000)

		H1 2017 (Unaudited)	H1 2016 (Unaudited)	2016
A.	Cash flows from operating activities:
	Result for the period	1 144 674	958 155	- 278 798
Adjustments for:
	Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities	- 66 563	- 8 916	- 26 011
	Depreciation and amortisation on property, furniture and equipment, intangible assets and investment property and net result on sale of non-current assets held for sale	14 475	14 112	32 148
	Changes in impairment of shares and other variable-yield securities	- 4 448	724	40 842
	Change in fair value of trading debt securities	7 960	- 46 480	- 4 796
	Fair value adjustments on loans and associated swaps	- 422 906	646 879	955 589
	Fair value adjustments on borrowings and associated swaps	9 119 015	4 243 231	6 027 460
	Fair value adjustments on other derivatives	- 6 906 725	- 4 023 276	- 1 347 372
	Net interest income	12 847	47 299	2 638
	Effect of exchange rate changes	21 000	234 306	231 917
	Profit on operating activities	2 919 329	2 066 034	5 633 617
	Disbursements of loans and advances to credit institutions and customers	- 24 532 054	- 26 703 735	- 54 320 048
	Repayments of loans and advances to credit institutions and customers	22 910 506	25 939 780	52 252 742
	Change in deposits with central banks	130 938	28 162	- 110 672
	Change in treasury monetary, securities liquidity and operational portfolios	- 2 980 176	602 401	- 750 621
	Change in amounts owed to credit institutions and customers	- 3 154 882	- 4 243 323	- 2 451 126
	Change in provisions for pension plans and health insurance scheme	146 329	84 512	335 816
	Change in provisions for commitment on investment funds and guarantees issued	- 855	- 47 910	- 61 904
	Change in interest accrued on cash and cash equivalents	31 064	18 839	15 297
	Change in prepayments	30 220	30 938	- 1 101
	Change in other assets	- 7 032	33 613	- 6 885
	Change in deferred income	50 175	- 3 297	11 453
	Change in other liabilities (excluding non-controlling interest)	- 36 499	72 769	240 437
	Net cash used from/(used in) operating activities	- 4 492 937	- 2 121 217	787 005
B.	Cash flows from investing activities:
	Securities in Long Term Hedge Portfolio purchased during the year	0	0	- 105 529
	Securities from Long Term Hedge Portfolio matured during the year	0	1 164 000	1 606 000
	Purchase of loan substitutes and ABS portfolio included in the debt securities portfolios	- 373 606	- 3 250 448	- 5 443 890
	Redemption of loan substitutes and ABS portfolio included in the debt securities portfolios	2 073 433	1 536 170	3 045 166
	Net additions in venture capital operations included in shares, other variable-yield securities and participating interests	- 270 772	- 273 005	- 709 702
	Net additions in shares, other variable-yield securities and participating interests excluding venture capital operations	- 61 356	- 27 630	- 77 468
	Purchase and disposal of property, furniture and equipment, intangible assets, investment property and non-current assets held for sale	- 12 418	- 10 800	- 40 441
	Proceeds from sale of non-current assets held for sale	0	0	6 782
	Net cash used from/(used in) investing activities	1 355 281	- 861 713	- 1 719 082
C.	Cash flows from financing activities:
	Issuance of debts evidenced by certificates	72 383 929	99 058 881	165 543 970
	Redemption of debts evidenced by certificates	- 69 258 373	- 78 897 795	- 160 554 709
	Member States' contribution	25 983	25 984	51 967
	Net change in cash related to acquisitions and disposals of share in subsidiary undertakings	367	1 862	60 303
	Dividend paid to non-controlling interest	- 9 842	- 9 085	- 9 085
	Net cash used from/(used in) financing activities	3 142 064	20 179 847	5 092 446

Summary statement of cash flows
	Cash and cash equivalents at the beginning of the financial year	54 840 859	50 334 953	50 334 953
Net cash from:
	Operating activities	- 4 492 937	- 2 121 217	787 005
	Investing activities	1 355 281	- 861 713	- 1 719 082
	Financing activities	3 142 064	20 179 847	5 092 446
	Effect of exchange rate changes on cash held	- 610 451	491 107	345 537
	Cash and cash equivalents at the end of the financial period	54 234 816	68 022 977	54 840 859

Cash and cash equivalents are composed of:
	Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	49	33	35
	Money market securities maturing within three months of issue	18 602 496	33 709 997	23 483 405
Loans and advances to credit institutions and customers:
	Repayable on demand	1 013 079	990 500	865 097
	Other loans and advances	34 619 192	33 322 447	30 492 322
		54 234 816	68 022 977	54 840 859

Supplementary disclosures of operating cash flows:
	Interest received	10 622 323	10 879 909	21 744 189
	Dividends received	106 911	68 298	241 541
	Interest paid	- 9 446 363	- 9 328 436	- 16 613 136

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS UNDER IFRS

NOTE A	Basis of presentation

The unaudited condensed consolidated financial statements of the European Investment Bank (“the Bank”) as at June 30, 2017 do not include all of the information and footnotes required for complete financial statements, in accordance with IAS34 Interim Financial Reporting.

In the opinion of management, all adjustments, normal recurring accruals and adjustments for the impairment of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2017 is not necessarily indicative of the results that may be expected for the year ended December 31, 2017.

The audited consolidated financial statements as at and for the year ended December 31, 2016 were prepared in accordance with International Financial Reporting Standards (IFRS) as endorsed by the EU.  The unaudited condensed consolidated financial statements as at and for the period ended June 30, 2017 are based on the same principles.

For further information, refer to the consolidated financial statements and footnotes thereto included in the Bank’s annual report for the year ended December 31, 2016.

NOTE B	Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before specific provisions) as at June 30, 2017	To intermediary credit institutions	Directly to final beneficiaries	Total

- Disbursed portion	123 949 490	330 584 870	454 534 360

- Undisbursed portion	29 692 902	79 979 818	109 672 720

Aggregate loans granted	153 642 392	410 564 688	564 207 080

Analysis of aggregate loans granted (before specific provisions) as at December 31, 2016	To intermediary credit institutions	Directly to final beneficiaries	Total

- Disbursed portion	126 110 230	332 737 553	458 847 783

- Undisbursed portion	29 925 074	83 395 374	113 320 448

Aggregate loans granted	156 035 304	416 132 927	572 168 231

On March 29, 2017 the U.K. government triggered Article 50 of the Treaty on European Union, which officially commenced the process of the U.K.’s withdrawal from E.U. membership. In this context, the European Commission published a position paper in relation to the “Essential Principles on Financial Settlement” on June 12, 2017, which includes the following statement on the European Investment Bank:
“Through its subscribed capital (callable and paid-in), the United Kingdom committed to guarantee the financing made by the EIB while it was a Member State. Following the withdrawal, the United Kingdom should cease being a member of the EIB. As part of the financial settlement, the United Kingdom liability resulting from the guarantee for the financing made by the EIB while the United Kingdom was a Member State should be maintained and its level decreased in line with the amortisation of the EIB portfolio outstanding at the time of United Kingdom withdrawal, at the end of which the paid in capital of the United Kingdom in the EIB should be reimbursed to the United Kingdom.”

At the end of June 2017 and December 2016, the stake of the United Kingdom in the subscribed capital of the Bank amounted to EUR 39.2bn, out of which EUR 3.5bn have been paid-in. The EIB currently expects to provide a further update on the subject once the withdrawal negotiations are more finalized.

The disbursed exposure on borrowers located in the United Kingdom through the EIB’s lending activities, including guarantees and equity type investments, amounted to EUR 36.8bn as at June 30, 2017 (December 31, 2016: EUR 36.0bn), while the exposure on foreign borrowers with a guarantor from the United Kingdom amounted to EUR 1.6bn (December 31, 2016: EUR 1.8bn). The Bank had no direct exposure to the United Kingdom acting as borrower at the end of June 2017 whereas disbursed loans guaranteed by the United Kingdom amounted to EUR 1.4bn as at the end of June  30, 2017 (December 31, 2016: EUR 1.3bn).

NOTE C	Debts evidenced by certificates (in EUR '000)

PAYABLE IN	OUTSTANDING AT 30.06.2017	AVERAGE RATE 30.06.2017	DUE DATES	OUTSTANDING AT 31.12.2016	AVERAGE RATE 31.12.2016

EUR	233 991 471	2.08	2017/2057	220 901 207	2.21
USD	127 362 799	1.68	2017/2058	146 683 436	1.67
GBP	50 455 279	2.84	2017/2054	51 872 036	2.86
AUD	11 235 534	4.42	2017/2042	12 317 012	4.85
CHF	7 346 478	2.16	2018/2036	8 002 794	2.14
SEK	5 729 891	2.75	2017/2040	5 214 132	2.96
TRY	4 616 618	8.00	2017/2027	3 498 782	7.38
NOK	4 499 389	2.31	2017/2037	5 240 229	2.70
JPY	3 959 391	1.02	2018/2053	6 732 871	1.11
ZAR	3 703 087	7.62	2017/2027	3 683 341	7.60
CAD	3 619 746	2.00	2018/2045	3 784 938	2.02
PLN	1 810 644	2.69	2017/2026	872 846	2.83
MXN	898 761	4.89	2020/2027	369 743	4.34
NZD	562 556	4.18	2017/2021	577 253	4.21
CZK	412 332	2.16	2017/2034	399 456	2.16
HUF	291 938	0.19	2020/2021	291 127	0.66
DKK	124 271	3.46	2024/2026	124 308	3.46
RUB	81 427	6.68	2018/2019	307 154	6.73
HKD	28 071	5.27	2017/2019	30 584	5.27
RON	19 331	0.00	2019/2019	19 388	0.00
Fair value adjustment on borrowings	42 318 272			46 980 209

TOTAL	503 067 286			517 902 846
The principal and interest of certain structured borrowings are index linked to stock exchange indexes (historical value: EUR 500m at June 30, 2017 and EUR 500m in 2016). All such borrowings are hedged in full through structured swap operations.

NOTE D	Commitment to purchase the remaining European Investment Fund (“EIF”) shares at a fixed price

As at June 30, 2017, the Bank holds 59.81% of the EIF’s subscribed capital (59.88% as at December 31, 2016).

Under the terms of the Replacement Share Purchase Undertaking, the Bank is offering to buy the remaining subscribed shares from the EIF’s other shareholders for a price of EUR 423,006.03 per share as at June 30, 2017. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the disclosed unrealised gains in venture capital operations, the profit brought forward and the profit of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

NOTE E	Commitments, contingent liabilities and other memorandum items (in EUR '000)

		30.06.2017 (Unaudited)		31.12.2016
Commitments:

- EBRD capital uncalled		712 630		712 630

- Undisbursed loans (Note B)
credit institutions	29 692 902		29 925 074
customers	79 979 818		83 395 374
		109 672 720		113 320 448
- Undisbursed venture capital operations		5 979 192		5 739 920
- Borrowings launched but not yet settled		1 585 063		223 950
- Securities receivable		1 460 102		109 100
- Undisbursed investment funds		1 289 983		1 113 939

Contingent liabilities and guarantees:
- In respect of loans granted by third parties		9 798 305		10 147 137

Other items:
- Nominal value of interest-rate swaps incl. commitment		516 243 319		523 352 665
- Nominal value of currency swap contracts receivable		208 835 250		212 232 364
- Nominal value of currency swap contracts payable		205 422 708		198 881 468
- Nominal value of short-term treasury currency swap contracts payable		42 636 013		45 328 388
- Nominal value of short-term currency swap contracts receivable		41 974 886		46 311 642
- Currency forwards		693 459		666 973
- Future contracts		290 000		0
- Currency swaps launched but not yet settled - payable		82 043		0
- Currency swaps launched but not yet settled - receivable		81 427		0
- Special deposits for servicing of borrowings		27 091		3 001

Assets held on behalf of third parties:
- Investment Facility - Cotonou	2 822 521	2 870 139
- Guarantee Fund	2 482 754	2 506 053
- NER300	2 101 867	2 106 441
- JESSICA (Holding Funds)	1 118 047	1 537 503
- RSFF (incl. RSI)	887 747	867 165
- InnovFin	697 193	696 412
- EU-Africa Infrastructure Trust Fund	645 947	651 110
- CEF (incl. former PBI and LGTT)	493 526	492 898
- Special Section	343 919	362 234
- GF Greece	305 409	304 781
- JEREMIE	295 917	254 622
- Funds of Funds (JESSICA II)	255 560	198 045
- COSME LGF & EFG	199 340	199 371
- ESIF	182 241	160 090
- ENPI	130 925	149 004
- GIF 2007	112 697	89 717
- SME initiative Bulgaria	94 698	95 256
- SME initiative Romania	92 916	0
- SMEG 2007	92 767	99 610
- MAP Equity	78 647	60 037
- AECID	74 075	76 124
- WB EDIF	53 776	55 912
- GAGF	52 705	53 530

NOTE E	Commitments, contingent liabilities and other memorandum items (in EUR '000) (continued)

		30.06.2017		31.12.2016
(Unaudited)

Assets held on behalf of third parties:
- FEMIP Trust Fund	52 256		47 910
- NIF Trust Fund	48 156		48 691
- InnovFin SME Guarantee	45 385		50 523
- EaSI	44 662		48 536
- HIPC	35 423		35 438
- SME initiative Finland	34 447		20 460
- TTA Turkey	32 302		35 062
- GGF	32 102		7 210
- Private Finance for Energy Efficiency Instrument	24 670		17 987
- MAP Guarantee	23 051		25 043
- EPTA Trust Fund	20 200		22 206
- NIF Risk Capital Facility	19 775		19 852
- SME Guarantee Facility	17 170		17 444		-
- IPA II	15 211		17 778
- SME initiative Malta	14 689		13 503
- Student Loan Guarantee Facility	14 035		15 939
- DCFTA	13 047		0
- Natural Capital Financing Facility	11 000		11 150
- G43 Trust Fund	10 444		10 578
- EFSI-EIAH	8 961		8 889
- Cultural Creative Sectors Guarantee Facility	7 412		5 676
- European Technology Facility	4 823		4 329
- RDI Advisory	4 162		5 762
- PGFF	2 727		2 913
- BIF	2 634		6 199
- Bundesministerium für Wirtschaft und Technologie	2 602		1 302
- NPI Securitisation Initiative (ENSI)	2 001		5 040
- EPPA	1 975		1 977
- Fi-compass	1 957		2 135
- InnovFin Equity	1 216		116 205
- GEEREF Technical Support Facility	1 161		1 165
- MDD	596		987
- LFA-EIF Facility	513		551
- TTP	383		385
- SME initiative Spain	105		177
- GEEREF	5		5
- JASPERS	0		2 270
		14 166 452		14 517 331

EIB GROUP – EU ACCOUNTING DIRECTIVES TO IFRS RECONCILIATION
CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2017 (in EUR '000)

		EU Accounting Directives		Adjustment		IFRS
			30.06.2017				30.06.2017
ASSETS			(Unaudited)		Ref.		(Unaudited)
1.	Cash in hand, balances with central banks and post office banks		185 845	0			185 845

2.	Treasury bills and other bills eligible for refinancing with central banks		48 842 302	137 536	A.1		48 979 838

3.	Loans and advances to credit institutions
	a) repayable on demand	1 013 079		0		1 013 079
	b) other loans and advances	41 085 422		- 16 217	B.2	41 069 205
	c) loans	122 467 195		1 482 295	B.2	123 949 490
			164 565 696				166 031 774

4.	Loans and advances to customers
	a) other loans and advances	1 120 524		- 452	B.2	1 120 072
	b) loans	310 618 879		19 965 991	B.2	330 584 870
	c) impairment on loans and advances, net of reversals	- 507 347		99 735	F	- 407 612
			311 232 056				331 297 330

5.	Debt securities including fixed-income securities
	a) issued by public bodies	6 023 919		16 539	A.1	6 040 458
	b) issued by other borrowers	8 705 086		34 160	A.1	8 739 246
			14 729 005				14 779 704

6.	Shares and other variable-yield securities		4 731 670	1 788 916	A.2		6 520 586

7.	Derivative assets		0	49 017 749	B.1		49 017 749

8.	Property, furniture and equipment		268 279	0			268 279

9.	Intangible assets		18 783	0			18 783

10.	Other assets		147 415	- 3 815	B.1		143 600

11.	Subscribed capital and reserves, called but not paid		51 967	- 776	E		51 191

12.	Prepayments		19 787 401	- 19 742 404	A.1, B.1, B.2, B.3		44 997

	TOTAL ASSETS		564 560 419				617 339 676

LIABILITIES AND EQUITY			30.06.2017		Ref.		30.06.2017
1.	Amounts owed to credit institutions
	a) repayable on demand	9 992 524		- 3 708	B.3	9 988 816
	b) with agreed maturity or periods of notice	20 564		0		20 564
			10 013 088				10 009 380
2.	Amounts owed to customers
	a) repayable on demand	1 894 373		0		1 894 373
	b) with agreed maturity or periods of notice	8 365		0		8 365
			1 902 738				1 902 738

3.	Debts evidenced by certificates
	a) debt securities in issue	446 512 135		39 686 843	B.3	486 198 978
	b) others	14 236 879		2 631 429	B.3	16 868 308
			460 749 014				503 067 286

4.	Derivatives liabilities		0	31 855 499	B.1		31 855 499

5.	Other liabilities		1 008 490	642 444	B.1, B.2, D		1 650 934

6.	Deferred income		19 442 135	- 19 220 727	A.1, B.1, B.2, B.3		221 408

7.	Provisions
	a) pension plans and health insurance scheme	2 614 340		2 130 018	C	4 744 358
	b) provisions for guarantees issued	41 624		0		41 624
			2 655 964				4 785 982

	TOTAL LIABILITIES		495 771 429				553 493 227

8.	Capital
	a) subscribed	243 284 155		0		243 284 155
	b) uncalled	- 221 585 020		0		- 221 585 020
			21 699 135				21 699 135
9.	Consolidated reserves
	a) reserve fund	24 328 415		0		24 328 415
	b) additional reserves	10 319 782		- 6 236 118	A.1, A.2, B.1, B.2, B.3, C, D, E, F, G	4 083 664
	c) fair value reserve	0		2 310 811	A.1, A.2	2 310 811
	d) special activities reserve	7 504 091		0		7 504 091
	e) general loan reserve	2 700 556		0		2 700 556
			44 852 844				40 927 537

10.	Profit for the financial period		1 389 557	- 244 985	A.1, A.2, B.1, B.2, B.3, C, D, E, F, G		1 144 572

11.	Equity attributable to non-controlling interests		847 454	- 772 249	D		75 205

	TOTAL EQUITY		68 788 990				63 846 449

	TOTAL LIABILITIES AND EQUITY		564 560 419				617 339 676

EIB GROUP - EU ACCOUNTING DIRECTIVES TO IFRS RECONCILIATION
Consolidated income statement for the half year ended June 30, 2017 (in EUR '000)

		EU Accounting Directives		Adjustment		IFRS
			H1 2017				H1 2017
			(Unaudited)		Ref.		(Unaudited)

1.	Interest and similar income		11 120 384	- 1 195	B.1, B.2, E		11 119 189

2.	Interest expense and similar charges		- 9 486 634	- 1 737	B.1, B.3, C, D, E		- 9 488 371

3.	Income from shares and other variable-yield securities		106 911	0			106 911

4.	Fee and commission income		147 028	0			147 028

5.	Fee and commission expense		- 39 444	0			- 39 444

6.	Result on financial operations		14 512	- 285 838	A.1, A.2, B.1, B.2, B.3		- 271 326

7.	Other operating income		1 251	0			1 251

8.	Other operating expense		0	- 36	G		- 36

9.	Change in impairment on loans and advances and provisions for guarantees, net of reversals		21 608	44 955	F		66 563

10.	Change in impairment on transferable securities held as financial fixed assets, shares and other variable-yield securities, net of reversals		0	4 448	A.1, A.2		4 448

11.	General administrative expenses
	a) staff costs	- 368 900		- 10 825	C	- 379 725
	b) other administrative costs	- 99 496		- 7 843	G	- 107 339
			- 468 396				- 487 064

12.	Depreciation and amortisation: property, furniture and equipment, investment property and intangible assets
	a) property, furniture and equipment	- 12 428		0		- 12 428
	b) intangible assets	- 2 047		0		- 2 047
			- 14 475				- 14 475

13.	Profit for the financial period		1 402 745				1 144 674

14.	Profit attributable to non-controlling interests		13 188	- 13 086	D		102

15.	Profit attributable to equity holders of the Bank		1 389 557				1 144 572

Valuation and income recognition differences between IFRS and EU Accounting Directives

A		Financial assets classified as available-for-sale
	1	Debt securities portfolio

Under EU Accounting Directives, debt securities portfolios are recorded at market value. The value adjustments are reported under "Net result on financial operations" in the profit and loss for the period in which they are made.

Accrued interest is recorded under balance sheet items "Prepayments and accrued income" or "Accruals and deferred income".
Under IFRS, debt securities portfolios are carried at fair value with changes in fair value reflected directly in equity.
Impairment is recognised in the profit and loss for the year when negative changes in the fair valuation are other than temporary. It is reported separately on the face of the income statement.
Accrued interest and accrued discounts / premiums are reported on the balance sheet within the balance of the instrument to which they relate.
	2	Shares and other variable-yield securities

Under EU Accounting Directives, shares and other variable-yield securities are initially recorded at acquisition cost. Their carrying value is adjusted to the lower of cost or market value at subsequent measurement at the balance sheet date.

Under IFRS, shares and other variable-yield securities are carried at fair value with changes in fair value reflected directly in equity.
Impairment is recognised in the profit and loss for the year when negative changes in the fair valuation are other than temporary. It is reported separately on the face of the income statement.

B		Financial assets and liabilities designated at fair value through profit or loss
	1		Derivative assets and liabilities
		a	Treasury derivatives
Under EU Accounting Directives, derivative instruments in the Bank's available for sale and trading portfolios are marked to market and recorded under "Other assets" or "Other liabilities".
Issuance fees are not amortised and they are recorded under "Interest payable and similar charges".
Interest accrued under derivative instruments is presented under "Prepayments and accrued income" and "Accruals and deferred income".

Under EU Accounting Directives, the amortisation of premium discount of FX swaps and FX forwards are recorded under "Interest payable and similar expense" and "Interest receivable and similar income", while under IFRS it is under "Result on financial operations".

Under IFRS, all derivative assets and liabilities are recognised on balance sheet as such and carried at their replacement values.

With the application of IFRS 13, Credit valuation adjustments (CVA), reflecting counterparty credit risk on derivative transactions, and Debit valuation adjustments (DVA), reflecting own credit risk on derivative transactions are included in the fair valuations of derivatives.

Changes in fair values of derivatives are recognised in the income statement.
		b	Hedging derivatives
Under EU Accounting Directives, hedging derivative instruments are not recognised on the balance sheet. They are carried off balance sheet at nominal amount.
Interest accrued under derivative instruments is presented under "Prepayments and accrued income" and "Accruals and deferred income".
Issuance fees and redemption premiums or discounts are amortised over the period to maturity of the related derivatives under "Interest payable and similar expense".
Under IFRS, all derivative assets and liabilities are recognised on balance sheet and carried at their replacement values.
Issuance fees and redemption premiums or discounts are recognised in the income statement under "Result on financial operations".

With the application of IFRS 13, Credit valuation adjustments (CVA), reflecting counterparty credit risk on derivative transactions, and Debit valuation adjustments (DVA), reflecting own credit risk on derivative transactions are included in the fair valuations of derivatives.

Under IFRS, EIB has two transactions that meet the offsetting of financial assets and financial liabilities criteria.
Changes in fair values of derivatives are recognised in the income statement.

2	Loans and advances

Under EU Accounting Directives, all loans and advances are carried at amortised cost. Accrued interest is recorded under balance sheet items "Prepayments and accrued income" or "Accruals and deferred income".

Under EU Accounting Directives, the front-end fees on loans are amortised and recognised in the income statement under "Interest and similar income".

Under IFRS certain loans are classified on initial recognition as "fair value loans" and valued at fair value through profit or loss. Accrued interest is reported on the balance sheet within the balance of the asset to which it relates.

Under IFRS the front-end fees on loans are recognised under "Result on financial operations" in the income statement for the loans that are measured at fair value.
Under IFRS the front-end fees on loans are recognised in balance sheet under "Loans and advances to customers/credit institutions" for the loans that are treated at amortised cost.
Transitory accounts on loans are reclassified from other liabilities to the loan balance to which they relate.
Changes in fair values of loans are recognised in the income statement.
3	Borrowings
Under EU Accounting Directives, borrowings are recorded at amortised cost. Accrued interest is recorded under balance sheet item "Accruals and deferred income".

Under IFRS, EIB applies the fair value option to a significant portion of its issued debt. Accrued interest is reported on the balance sheet within the balance of the debt instrument to which it relates.

Issuance fees and redemption premiums or discounts are amortised over the period to maturity of the related borrowings, unless those borrowings are measured at fair value, in which case the recognition in the income statement is under "Result on financial operations".

With the application of IFRS 13, own credit adjustments (OCA), reflecting own credit risk on unquoted or illiquid borrowings hedged by swaps, is calculated.
Under IFRS, EIB has one transaction that meets the offsetting of financial assets and financial liabilities criteria.
Changes in fair values of borrowings are recognised in the income statement.

C	Pension funds

Under EU Accounting Directives, a 10% corridor approach is adopted, whereby prior year cumulative actuarial surpluses or deficits in excess of 10% of the commitments for retirement benefits are recognised over the expected average remaining service lives of the plan's participants.

Under IFRS, the Group applies IAS 19 revised for determining the income or expense related to its post-employment defined benefit plans.

Cumulative actuarial surpluses and deficits are recognised in full in "Other comprehensive income". Net interest cost is recognised in the income statement under "Interest expense and similar charges".

D	Non-controlling interest adjustment
The Bank, the European Investment Fund (the EIF) and the EU Microfinance Platform FCP-FIS (the EUMPF) together are defined as the Group.
EIB granted a put option to the minority shareholders on their entire holding of one of its subsidiaries, the EIF.
Under EU Accounting Directives, this put option does not influence the accounting treatment of minority interest on consolidation.
Under IFRS, the put option results in the non-controlling interest balance being classified as liability rather than equity and being carried at fair value through profit or loss.

The non-controlling interest in the IFRS profit for the period is therefore included in the interest expense for the period. Fair value adjustment is reported under "Interest expense and similar charges".

E	Subscribed capital and reserves, called but not paid
Under EU Accounting Directives, the caption "Subscribed capital and reserves, called but not paid" contains net receivable from the new Member State, Croatia.
Under IFRS, the capital and reserves to be received are discounted using discounted cash flow method.
Discounted interest is reported under "Interest expense and similar charges" and its amortisation under "Interest and similar income".

F	Change in impairment on loans and advances and provisions for guarantees, net of reversals

Impairment loss is recognised in profit and loss and the amount of the loss is measured as the difference between the carrying value and the present value of estimated future cash flows discounted at the instrument’s original effective interest rate.

Impairment loss is recognised in the profit and loss for the period when negative changes in the fair valuation are other than temporary.
It is reported separately on the face of the consolidated income statement under the caption "Change in impairment on loans and advances and provisions for guarantees, net of reversals".
Under IFRS, any impairment already recognised in the statutory accounts under EUGAAP for loans that are treated under the fair value option, is fully reversed.

G	Other operating expense

This caption relates to fees and administrative charges in relation to the EUMPF only. Under EU Accounting Directives they are recorded under "General administrative expenses b) other administrative costs" under profit and loss.

EIB GROUP  CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2017 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

			30.06.2017		31.12.2016				30.06.2017		31.12.2016
ASSETS			(Unaudited)			LIABILITIES			(Unaudited)

1.	Cash in hand, balances with central banks and post office banks		185 845		316 769	1.	Amounts owed to credit institutions
							a) repayable on demand	9 992 524		12 425 692
2.	Treasury bills and other bills eligible for refinancing with central banks		48 842 302		51 636 687		b) with agreed maturity or periods of notice	20 564		694 221
									10 013 088		13 119 913
3.	Loans and advances to credit institutions					2.	Amounts owed to customers
	a) repayable on demand	1 013 079		865 097			a) repayable on demand	1 894 373		1 927 330
	b) other loans and advances	41 085 422		35 232 081			b) with agreed maturity or periods of notice	8 365		25 030
	c) loans (Note B)	122 467 195		124 328 841					1 902 738		1 952 360
			164 565 696		160 426 019
						3.	Debts evidenced by certificates (Note C)
4.	Loans and advances to customers						a) debt securities in issue	446 512 135		455 660 830
	a) other loans and advances	1 120 524		2 219 989			b) others	14 236 879		15 261 807
	b) loans (Note B)	310 618 879		310 256 151					460 749 014		470 922 637
	c) value adjustments	- 507 347		- 533 147
			311 232 056		311 942 993
5.	Debt securities including fixed-income securities					4.	Other liabilities		1 008 490		1 168 354
	a) issued by public bodies	6 023 919		8 651 141
	b) issued by other borrowers	8 705 086		7 208 319		5.	Accruals and deferred income		19 442 135		17 456 674
			14 729 005		15 859 460
						6.	Provisions
6.	Shares and other variable-yield securities and participating interest		4 731 670		4 333 002		a) pension plans and health insurance scheme	2 614 340		2 489 914
							b) provision for guarantees issued	41 624		42 479
7.	Intangible assets		18 783		16 219				2 655 964		2 532 393

8.	Tangible assets		268 279		272 900
						7.	Subscribed capital
9.	Other assets		147 415		139 327		a) subscribed	243 284 155		243 284 155
							b) uncalled	- 221 585 020		- 221 585 020
10.	Subscribed capital and reserves, called but not paid		51 967		77 950				21 699 135		21 699 135

11.	Prepayments and accrued income		19 787 401		29 525 590	8.	Reserves
							a) reserve fund	24 328 415		24 328 415
							b) additional reserves	10 319 782		7 525 684
							c) special activities reserve	7 504 091		6 776 060
							d) general loan reserve	2 700 556		3 305 458
									44 852 844		41 935 617

						9.	Profit for the financial period		1 389 557		2 926 400

						10.	Equity attributable to minority interest		847 454		833 433

	TOTAL ASSETS		564 560 419		574 546 916		TOTAL LIABILITIES		564 560 419		574 546 916

CONSOLIDATED PROFIT AND LOSS ACCOUNT FOR THE PERIOD ENDED JUNE 30, 2017 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

			H1 2017		H1 2016		2016
			(Unaudited)		(Unaudited)

1.	Interest receivable and similar income		11 120 384		11 167 677		22 184 899

2.	Interest payable and similar charges		- 9 486 634		- 9 392 498		- 18 839 881

3.	Income from securities		106 911		68 298		241 540

4.	Commissions receivable		147 028		137 229		297 321

5.	Commissions payable		- 39 444		- 27 967		- 64 896

6.	Net result on financial operations		14 512		53 006		- 54 889

7.	Other operating income		1 251		1 789		8 334

8.	General administrative expenses
	a) staff costs	- 368 900		- 297 812		- 629 444
	b) other administrative expenses	- 99 496		- 86 616		- 251 583
			- 468 396		- 384 428		- 881 027
9.	Value adjustments in respect of intangible and tangible assets
	a) tangible assets	- 12 428		- 11 933		- 28 369
	b) intangible assets	- 2 047		- 2 179		- 6 651
			- 14 475		- 14 112		- 35 020

10.	Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities		21 608		118 664		107 422

11.	Profit for the financial period		1 402 745		1 727 658		2 963 803

	Profit attributable to minority interest		13 188		14 586		37 403

	Profit attributable to equity holders of the Bank		1 389 557		1 713 072		2 926 400

CONSOLIDATED CASH FLOW STATEMENT FOR THE PERIOD ENDED JUNE 30, 2017 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

		H1 2017 (Unaudited)	H1 2016 (Unaudited)	2016

A.	Cash flows from operating activities:
	Profit for the financial period	1 402 745	1 727 658	2 963 803
Adjustments for:
	Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities	- 21 608	- 110 125	- 107 422
	Value adjustments in respect of tangible and intangible assets and net result on sale of tangible assets	14 475	14 112	32 148
	Value (re-)adjustments in respect of shares, other variable-yield securities and participating interests	- 66 540	- 834	62 587
	Held to maturity portfolio amortisation	- 2 544	13 830	18 463
	Effect of exchange rate changes	21 862	233 923	240 674
	Profit on operating activities	1 348 390	1 878 564	3 210 253
	Disbursements of loans and advances to credit institutions and customers	- 24 532 054	- 26 703 735	- 54 320 048
	Repayments of loans and advances to credit institutions and customers	22 910 506	25 939 780	52 252 742
	Change in deposits with central banks	130 938	28 162	- 110 672
	Change in treasury monetary, securities liquidity and operational portfolios	- 2 959 467	528 882	- 775 941
	Change in amounts owed to credit institutions and customers	- 3 156 447	- 4 242 946	- 2 448 271
	Change in provisions on pension plans and health insurance scheme	124 426	96 530	200 699
	Change in provisions for commitment on investment funds and guarantees issued	- 855	- 47 910	- 61 904
	Change in prepayments and accrued income	1 841 501	- 1 798 861	1 182 305
	Change in other assets	- 7 622	33 346	- 7 016
	Change in short term treasury derivative valuations	- 10 324	- 9 787	- 34 206
	Change in accruals and deferred income	- 31 923	2 057 190	1 276 708
	Change in other liabilities	- 150 006	119 568	422 356
	Net cash used in operating activities	- 4 492 937	- 2 121 217	787 005

B.	Cash flows from investing activities:
	Securities in Long Term Hedge Portfolio purchased during the year	0	0	- 105 529
	Securities from Long Term Hedge Portfolio matured during the year	0	1 164 000	1 606 000
	Purchase of loan substitutes and ABS portfolio included in the debt securities portfolios	- 373 606	- 3 250 448	- 5 443 890
	Redemption of loan subsititutes and ABS portfolio included in the debt securities portfolios	2 073 433	1 536 170	3 045 166
	Net additions in venture capital operations included in shares, other variable-yield securities and participating interests	- 270 772	- 273 005	- 709 702
	Net additions in shares, other variable-yield securities and participating interests, excluding venture capital operations	- 61 356	- 27 630	- 77 468
	Purchase and disposal of tangible and intangible assets	- 12 418	- 10 800	- 40 441
	Proceeds from sale of tangible assets	0	0	6 782
	Net cash used in investing activities	1 355 281	- 861 713	- 1 719 082

C.	Cash flows from financing activities:
	Issuance of debts evidenced by certificates	72 383 929	99 058 881	165 543 970
	Redemption of debts evidenced by certificates	- 69 258 373	- 78 897 795	- 160 554 709
	Member States’ contribution	25 983	25 984	51 967
	Net change in cash related to acquisitions and disposals of share in subsidiary undertakings	367	1 862	60 303
	Dividend paid to minority interest	- 9 842	- 9 085	- 9 085
	Net cash used in financing activities	3 142 064	20 179 847	5 092 446

Summary statement of cash flows:
	Cash and cash equivalents at the beginning of the financial year	54 840 859	50 334 953	50 334 953
Net cash from:
	Operating activities	- 4 492 937	- 2 121 217	787 005
	Investing activities	1 355 281	- 861 713	- 1 719 082
	Financing activities	3 142 064	20 179 847	5 092 446
	Effect of exchange rate changes on cash held	- 610 451	491 107	345 537
	Cash and cash equivalents at the end of the financial period	54 234 816	68 022 977	54 840 859

Cash and cash equivalents are composed of:
	Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	49	33	35
	Money market securities maturing within three months of issue	18 602 496	33 709 997	23 483 405
Loans and advances to credit institutions and customers:
	Repayable on demand	1 013 079	990 500	865 097
	Other loans and advances	34 619 192	33 322 447	30 492 322
		54 234 816	68 022 977	54 840 859

Supplementary disclosures of operating cash flows:
	Interest received	10 622 323	10 879 909	21 744 189
	Dividends received	106 911	68 298	241 541
	Interest paid	- 9 446 363	- 9 328 436	- 16 613 136

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS UNDER EU ACCOUNTING DIRECTIVES

NOTE A	Basis of presentation

The unaudited condensed consolidated financial statements of the European Investment Bank (the “Bank”) as at June 30, 2017 do not include all of the information and footnotes required for complete financial statements.

In the opinion of management, all adjustments, normal recurring accruals and adjustments for the impairment of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2017 is not necessarily indicative of the results that may be expected for the year ended December 31, 2017.

The audited consolidated financial statements as at and for the year ended December 31, 2016 were prepared in accordance with the general principles of the Directive 86/635/EEC of the Council of the European Communities of 8 December 1986 on the annual accounts and consolidated accounts of banks and other financial institutions, as amended by Directive 2001/65/EC of 27 September 2001, by Directive 2003/51/EC of 18 June 2003 and by Directive 2006/46/EC of 14 June 2006. The unaudited condensed consolidated financial statements as at and for the period ended June 30, 2017 are based on the same principles.

For further information, refer to the consolidated financial statements and footnotes thereto included in the Bank’s annual report for the year ended December 31, 2016.

NOTE B	Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before specific provisions) as at June 30, 2017	To intermediary credit institutions	Directly to final beneficiaries	Total

- Disbursed portion	122 467 195	310 618 879	433 086 074

- Undisbursed portion	29 692 902	79 979 818	109 672 720

Aggregate loans granted	152 160 097	390 598 697	542 758 794

Analysis of aggregate loans granted (before specific provisions) as at December 31, 2016	To intermediary credit institutions	Directly to final beneficiaries	Total

- Disbursed portion	124 328 841	310 256 151	434 584 992

- Undisbursed portion	29 925 074	83 395 374	113 320 448

Aggregate loans granted	154 253 915	393 651 525	547 905 440

On March 29, 2017 the U.K. government triggered Article 50 of the Treaty on European Union, which officially commenced the process of the U.K.’s withdrawal from E.U. membership. In this context, the European Commission published a position paper in relation to the “Essential Principles on Financial Settlement” on June 12, 2017, which includes the following statement on the European Investment Bank:

“Through its subscribed capital (callable and paid-in), the United Kingdom committed to guarantee the financing made by the EIB while it was a Member State. Following the withdrawal, the United Kingdom should cease being a member of the EIB. As part of the financial settlement, the United Kingdom liability resulting from the guarantee for the financing made by the EIB while the United Kingdom was a Member State should be maintained and its level decreased in line with the amortisation of the EIB portfolio outstanding at the time of United Kingdom withdrawal, at the end of which the paid in capital of the United Kingdom in the EIB should be reimbursed to the United Kingdom.”

At the end of June 2017 and December 2016, the stake of the United Kingdom in the subscribed capital of the Bank amounted to EUR 39.2bn, out of which EUR 3.5bn have been paid-in. The EIB currently expects to provide a further update on the subject once the withdrawal negotiations are more finalized.

The disbursed exposure on borrowers located in the United Kingdom through the EIB’s lending activities, including guarantees and equity type investments, amounted to EUR 36.8bn as at June 30, 2017 (December 31, 2016: EUR 36.0bn), while the exposure on foreign borrowers with a guarantor from the United Kingdom amounted to EUR 1.6bn (December 31, 2016: EUR 1.8bn). The Bank had no direct exposure to the United Kingdom acting as borrower at the end of June 2017 whereas disbursed loans guaranteed by the United Kingdom amounted to EUR 1.4bn as at the end of June 2017 (December 31, 2016: EUR 1.3bn).

NOTE C	Debts evidenced by certificates (in EUR '000)

PAYABLE IN	OUTSTANDING	AVERAGE RATE	DUE DATES	OUTSTANDING	AVERAGE RATE
	AT 30.06.2017	30.06.2017		AT 31.12.2016	31.12.2016

EUR	233 991 471	2.08	2017/2057	220 901 207	2.21
USD	127 362 799	1.68	2017/2058	146 683 436	1.67
GBP	50 455 279	2.84	2017/2054	51 872 036	2.86
AUD	11 235 534	4.42	2017/2042	12 317 012	4.85
CHF	7 346 478	2.16	2018/2036	8 002 794	2.14
SEK	5 729 891	2.75	2017/2040	5 214 132	2.96
TRY	4 616 618	8.00	2017/2027	3 498 782	7.38
NOK	4 499 389	2.31	2017/2037	5 240 229	2.70
JPY	3 959 391	1.02	2018/2053	6 732 871	1.11
ZAR	3 703 087	7.62	2017/2027	3 683 341	7.60
CAD	3 619 746	2.00	2018/2045	3 784 938	2.02
PLN	1 810 644	2.69	2017/2026	872 846	2.83
MXN	898 761	4.89	2020/2027	369 743	4.34
NZD	562 556	4.18	2017/2021	577 253	4.21
CZK	412 332	2.16	2017/2034	399 456	2.16
HUF	291 938	0.19	2020/2021	291 127	0.66
DKK	124 271	3.46	2024/2026	124 308	3.46
RUB	81 427	6.68	2018/2019	307 154	6.73
HKD	28 071	5.27	2017/2019	30 584	5.27
RON	19 331	0.00	2019/2019	19 388	0.00
TOTAL	460 749 014			470 922 637

The principal and interest of certain structured borrowings are index linked to stock exchange indexes (historical value:  EUR 500m at June 30, 2017 and EUR 500m in 2016).  All such borrowings are hedged in full through structured swap operations.

NOTE D	Commitment to purchase the remaining European Investment Fund (“EIF”) shares at a fixed price

As at June 30, 2017, the Bank holds 59.81% of the EIF’s subscribed capital (59.88% as at December 31, 2016).

Under the terms of the Replacement Share Purchase Undertaking, the Bank is offering to buy the remaining subscribed shares from the EIF’s other shareholders for a price of EUR 423,006.03 per share as at June 30, 2017. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the disclosed unrealised gains in venture capital operations, the profit brought forward and the profit of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

NOTE E	Commitments, contingent liabilities and other memorandum items (in EUR '000)

		30.06.2017		31.12.2016
(Unaudited)
Commitments:
- EBRD capital uncalled		712 630		712 630

- Undisbursed loans (Note B)
credit institutions	29 692 902		29 925 074
customers	79 979 818		83 395 374
		109 672 720		113 320 448
- Undisbursed venture capital operations		5 979 192		5 739 920
- Borrowings launched but not yet settled		1 585 063		223 950
- Securities receivable		1 460 102		109 100
- Undisbursed investment funds		1 289 983		1 113 939
Contingent liabilities and guarantees:
- In respect of loans granted by third parties		9 798 305		10 147 137
Assets held on behalf of third parties:
- Investment Facility – Cotonou	2 822 521		2 870 139
- Guarantee Fund	2 482 754		2 506 053
- NER300	2 101 867		2 106 441
- JESSICA (Holding Funds)	1 118 047		1 537 503
- RSFF (incl. RSI)	887 747		867 165
- InnovFin	697 193		696 412
- EU-Africa Infrastructure Trust Fund	645 947		651 110
- CEF (incl. former PBI and LGTT)	493 526		492 898
- Special Section	343 919		362 234
- GF Greece	305 409		304 781
- JEREMIE	295 917		254 622
- Funds of Funds (JESSICA II)	255 560		198 045
- COSME LGF & EFG	199 340		199 371
- ESIF	182 241		160 090
- ENPI	130 925		149 004
- GIF 2007	112 697		89 717
- SME initiative Bulgaria	94 698		95 256
- SME initiative Romania	92 916		0
- SMEG 2007	92 767		99 610
- MAP Equity	78 647		60 037
- AECID	74 075		76 124
- WB EDIF	53 776		55 912
- GAGF	52 705		53 530
- FEMIP Trust Fund	52 256		47 910
- NIF Trust Fund	48 156		48 691
- InnovFin SME Guarantee	45 385		50 523
- EaSI	44 662		48 536
- HIPC	35 423		35 438
- SME Initiative Finland	34 447		20 460
- TTA Turkey	32 302		35 062
- GGF	32 102		7 210
- Private Finance for Energy Efficiency Instrument	24 670		17 987
- MAP Guarantee	23 051		25 043
- EPTA Trust Fund	20 200		22 206
- NIF Risk Capital Facility	19 775		19 852
- SME Guarantee Facility	17 170		17 444
- IPA II	15 211		17 778
- SME initiative Malta	14 689		13 503

NOTE E	Commitments, contingent liabilities and other memorandum items (in EUR '000) (continued)

		30.06.2017		31.12.2016
(Unaudited)

Assets held on behalf of third parties (Continued):
- Student Loan Guarantee Facility	14 035		15 939
- DCFTA	13 047		0
- Natural Capital Financing Facility	11 000		11 150
- G43 Trust Fund	10 444		10 578
- EFSI-EIAH	8 961		8 889
- Cultural Creative Sectors Guarantee Facility	7 412		5 676
- European Technology Facility	4 823		4 329
- RDI Advisory	4 162		5 762
- PGFF	2 727		2 913
- BIF	2 634		6 199
- Bundesministerium für Wirtschaft und Technologie	2 602		1 302
- NPI Securitisation Initiative (ENSI)	2 001		5 040
- EPPA	1 975		1 977
- Fi-compass	1 957		2 135
- InnovFin Equity	1 216		116 205
- GEEREF Technical Support Facility	1 161		1 165
- MDD	596		987
- LFA-EIF Facility	513		551
- TTP	383		385
- SME Initiative Spain	105		177
- GEEREF	5		5
- JASPERS	0		2 270
		14 166 452		14 517 331

Other items:
- Nominal value of interest-rate swaps incl. commitment		516 243 319		523 352 665
- Nominal value of currency swap contracts receivable		208 835 250		212 232 364
- Nominal value of currency swap contracts payable		205 422 708		198 881 468
- Nominal value of short-term treasury currency swap contracts payable		42 636 013		45 328 388
- Nominal value of short-term currency swap contracts receivable		41 974 886		46 311 642
- Put option granted to EIF minority shareholders		758 515		753 544
- Currency forwards		693 459		666 973
- Future contracts		290 000		0
- Currency swaps launched but not yet settled-payable		82 043		0
- Currency swaps launched but not yet settled-receivable		81 427		0
- Special deposits for servicing of borrowings		27 091		3 001

EIB BALANCE SHEET AS AT JUNE 30, 2017 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

			30.06.2017		31.12.2016				30.06.2017		31.12.2016
ASSETS			(Unaudited)			LIABILITIES			(Unaudited)

1.	Cash in hand, balances with central banks and post office banks		185 845		316 769	1.	Amounts owed to credit institutions
							a) repayable on demand	9 992 528		12 425 692
2.	Treasury bills and other bills eligible for refinancing with central banks		47 667 455		50 456 265		b) with agreed maturity or periods of notice	20 564		694 221
									10 013 092		13 119 913
3.	Loans and advances to credit institutions					2.	Amounts owed to customers
	a) repayable on demand	865 782		661 809			a) repayable on demand	1 894 373		1 927 330
	b) other loans and advances	40 942 262		35 180 699			b) with agreed maturity or periods of notice	8 365		25 030
	c) loans (Note B)	122 360 592		124 213 824					1 902 738		1 952 360
			164 168 636		160 056 332
						3.	Debts evidenced by certificates (Note D)
4.	Loans and advances to customers						a) debt securities in issue	446 512 135		455 660 830
	a) other loans and advances	1 120 524		2 219 989			b) others	14 236 879		15 261 807
	b) loans (Note B)	310 618 879		310 256 151					460 749 014		470 922 637
	c) value adjustments	- 507 347		- 533 147
			311 232 056		311 942 993	4.	Other liabilities		1 093 920		1 204 290

5.	Debt securities including fixed-income securities					5.	Accruals and deferred income		19 391 497		17 456 674
	a) issued by public bodies	6 018 912		8 651 141
	b) issued by other borrowers	8 471 831		6 940 211		6.	Provisions
			14 490 743		15 591 352		a) pension plans and health insurance scheme	2 492 785		2 381 458
							b) provision for guarantees issued in respect of loans granted by third parties	11 415		13 670
6.	Shares and other variable-yield securities and participating interest		4 441 787		4 061 183				2 504 200		2 395 128

7.	Shares in affiliated undertakings (Note C)		844 543		875 209
						7.	Subscribed capital
8.	Intangible assets		18 759		16 219		a) subscribed	243 284 155		243 284 155
							b) uncalled	- 221 585 020		- 221 585 020
9.	Tangible assets		267 829		272 378				21 699 135		21 699 135

10.	Other assets		62 655		54 230	8.	Reserves
							a) reserve fund	24 328 415		24 328 415
11.	Subscribed capital and reserves, called but not paid		51 967		77 950		b) additional reserves	9 947 736		7 214 264
							c) special activities reserve	7 504 091		6 776 060
12.	Prepayments and accrued income		19 775 675		29 510 055		d) general loan reserve	2 700 556		3 305 458
									44 480 798		41 624 197

						9.	Profit for the financial period		1 373 556		2 856 601

	Total ASSETS		563 207 950		573 230 935		Total LIABILITIES		563 207 950		573 230 935

EIB OFF BALANCE SHEET AS AT JUNE 30, 2017 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

		30.06.2017		31.12.2016
(Unaudited)

Commitments:
- EBRD capital uncalled		712 630		712 630
- EIF capital uncalled		2 096 800		2 099 200
- Undisbursed loans (Note B)
- credit institutions	29 686 481		29 905 563
- customers	79 979 818		83 395 374
		109 666 299		113 300 937
- Undisbursed venture capital operations		5 506 566		5 340 849
- Borrowings launched but not yet settled		1 585 063		223 950
- Securities receivable		1 460 102		109 100
- Undisbursed investment funds		1 289 983		1 113 939
Contingent liabilities and guarantees:
- In respect of loans granted by third parties		7 244 111		6 779 075
Assets held on behalf of third parties:
- Investment Facility – Cotonou	2 822 521		2 870 139
- Guarantee Fund	2 482 754		2 506 053
- NER300	2 101 867		2 106 441
- EIF	1 277 053		1 285 949
- JESSICA (Holding Funds)	1 118 047		1 537 503
- RSFF (incl. RSI)	887 747		867 165
- InnovFin	697 193		696 412
- EU-Africa Infrastructure Trust Fund	645 947		651 110
- CEF (incl. former PBI and LGTT)	493 526		492 898
- Special Section	343 919		362 234
- GF Greece	305 409		304 781
- Funds of Funds (JESSICA II)	255 560		198 045
- ENPI	130 925		149 004
- AECID	74 075		76 124
- FEMIP Trust Fund	52 256		47 910
- NIF Trust Fund	48 156		48 691
- HIPC	35 423		35 438
- Private Finance for Energy Efficiency Instrument	24 670		17 987
- EPTA Trust Fund	20 200		22 206
- NIF Risk Capital Facility	19 775		19 852
- IPA II	15 211		17 778
- Natural Capital Financing Facility	11 000		11 150
- EFSI-EIAH	8 961		8 889
- RDI Advisory	4 162		5 762
- DCFTA	2 797		0
- Fi-compass advisory platform	1 957		2 135
- JASPERS	0		2 270
		13 881 111		14 343 926

EIB OFF BALANCE SHEET AS AT JUNE 30, 2017 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000) (continued)

	30.06.2017	31.12.2016
	(Unaudited)
Other items:
- Nominal value of interest-rate swaps incl. commitment	516 243 319	523 352 665
- Nominal value of currency swap contracts receivable	208 835 250	212 232 364
- Nominal value of currency swap contracts payable	205 422 708	198 881 468
- Nominal value of short-term treasury currency swap contracts payable	42 636 013	45 328 388
- Nominal value of short-term currency swap contracts receivable	41 974 886	46 311 642
- Put option granted to EIF minority shareholders	758 515	753 544
- Currency forwards	693 459	666 973
- Future contracts	290 000	0
- Currency swaps launched but not yet settled-receivable	82 043	0
- Currency swaps launched but not yet settled-payable	81 427	0
- Special deposits for servicing of borrowings	27 091	3 001

EIB PROFIT AND LOSS ACCOUNT
FOR THE PERIOD ENDED JUNE 30, 2017 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

			H1 2017		H1 2016		2016
			(Unaudited)		(Unaudited)

1.	Interest receivable and similar income		11 108 524		11 158 003		22 158 844

2.	Interest payable and similar charges		- 9 490 247		- 9 398 753		- 18 846 048

3.	Income from securities
	a) income from shares and other variable-yield securities and participating interests	94 956		61 649		218 292
	b) income from shares in affiliated undertakings	15 728		15 934		16 659
			110 684		77 583		234 951

4.	Commissions receivable		81 130		79 170		180 451

5.	Commissions payable		- 57 851		- 47 623		- 101 840

6.	Net result on financial operations		23 934		59 821		- 45 043

7.	Other operating income		5 268		3 281		14 202

8.	General administrative expenses
	a) staff costs	- 314 858		- 258 023		- 547 434
	b) other administrative expenses	- 101 380		- 83 913		- 243 627
			- 416 238		- 341 936		- 791 061

9.	Value adjustments in respect of tangible and intangible assets
	a) tangible assets	- 12 379		- 11 831		- 28 164
	b) intangible assets	- 2 047		- 2 179		- 6 651
			- 14 426		- 14 010		- 34 815

10.	Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities		22 778		112 990		86 960

11.	Profit for the financial period		1 373 556		1 688 526		2 856 601

CASH FLOW STATEMENT FOR THE PERIOD ENDED JUNE 30, 2017 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

		H1 2017	H1 2016	2016
		(Unaudited)	(Unaudited)

A.	Cash flows from operating activities:	1 373 556	1 688 526	2 856 601
Profit for the financial period
Adjustments for:
	Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities	- 22 778	- 110 125	- 86 960
	Value adjustments in respect of tangible and intangible assets	14 426	14 010	34 815
	Value (re-)adjustments in respect of shares, other variable-yield securities and participating interests	- 54 804	- 8 803	49 606
	Held to maturity portfolio amortisation	- 2 557	12 795	18 437
	Effect of exchange rate changes	21 900	210 085	228 769
	Profit on operating activities	1 329 743	1 806 488	3 101 268
	Disbursements of loans and advances to credit institutions and customers	- 24 530 791	- 26 692 609	- 54 296 197
	Repayments of loans and advances to credit institutions and customers	22 900 830	25 939 780	52 245 406
	Change in deposits with central banks	130 938	28 162	- 110 672
	Change in treasury monetary and securities liquidity portfolios	- 2 959 894	511 974	- 872 662
	Change in amounts owed to credit institutions and customers	- 3 156 443	- 4 242 946	- 2 448 271
	Change in provisions on pension plans and health insurance scheme	111 327	89 767	183 541
	Change in provisions for commitment on investment funds and guarantees issued	- 2 255	- 1 121	909
	Change in prepayments and accrued income	1 837 692	- 1 801 895	1 180 372
	Change in other assets	- 7 959	41 338	60 420
	Change in short term treasury derivative valuations	- 10 324	- 9 787	- 34 206
	Change in accruals and deferred income	- 82 561	2 057 190	1 276 708
	Change in other liabilities	- 100 512	147 535	409 232
	Net cash used from/(used in) operating activities	- 4 540 209	- 2 126 124	695 848

B.	Cash flows from investing activities:
	Purchase and sale of EIF and EUMPF shares	30 666	1 862	3 215
	Securities in Long Term Hedge Portfolio purchased during the year	0	0	- 105 529
	Securities from Long Term Hedge Portfolio matured during the year	0	1 159 000	1 593 000
	Purchase of loan substitutes included in the debt securities portfolios	- 373 606	- 3 225 448	- 5 315 458
	Redemption of loan substitutes included in the debt securities portfolios	2 038 450	1 536 170	3 045 166
	Net additions in venture capital operations included in shares, other variable-yield securities and participating interests	- 264 445	- 256 456	- 656 309
	Net additions in shares, other variable-yield securities and participating interests, excluding venture capital operations	- 61 356	- 27 630	- 54 954
	Purchase and disposal of tangible and intangible assets	- 12 417	- 12 488	- 42 130
	Net cash used from/(used in) investing activities	1 357 292	- 824 990	- 1 532 999

C.	Cash flows from financing activities:
	Issuance of debts evidenced by certificates	72 383 929	99 058 881	165 543 970
	Redemption of debts evidenced by certificates	- 69 258 373	- 78 897 795	- 160 554 709
	Member States’ contribution	25 983	25 984	51 967
	Net cash used from/(used in) financing activities	3 151 539	20 187 070	5 041 228

Summary statement of cash flows:
	Cash and cash equivalents at the beginning of the financial year	54 586 188	50 036 574	50 036 574
Net cash from/(used in):
	Operating activities	- 4 540 209	- 2 126 124	695 848
	Investing activities	1 357 292	- 824 990	- 1 532 999
	Financing activities	3 151 539	20 187 070	5 041 228
	Effect of exchange rate changes on cash held	- 610 451	491 107	345 537
	Cash and cash equivalents at the end of the financial period	53 944 359	67 763 637	54 586 188

Cash and cash equivalents are composed of:
	Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	49	33	35
	Money market securities maturing within three months of issue	18 602 496	33 709 997	23 483 405
Loans and advances to credit institutions and customers:
	Repayable on demand	865 782	777 060	661 809
	Other loans and advances	34 476 032	33 276 547	30 440 939
		53 944 359	67 763 637	54 586 188

Supplementary disclosures of operating cash flows:
	Interest received	10 610 463	10 871 943	21 718 134
	Dividends received	110 684	77 583	234 951
	Interest paid	- 9 449 975	- 9 334 692	- 16 606 969

NOTES TO THE UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS UNDER EU ACCOUNTING DIRECTIVES

NOTE A	Basis of presentation

The unaudited condensed financial statements of the European Investment Bank (the “Bank”) as at June 30, 2017 do not include all of the information and footnotes required for complete financial statements.

In the opinion of management, all adjustments, normal recurring accruals and adjustments for the impairment of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2017 is not necessarily indicative of the results that may be expected for the year ended December 31, 2017.

The audited financial statements as at and for the year ended December 31, 2016 were prepared in accordance with the general principles of the Directive 86/635/EEC of the Council of the European Communities of 8 December 1986 on the annual accounts and consolidated accounts of banks and other financial institutions, as amended by Directive 2001/65/EC of 27 September 2001, by Directive 2003/51/EC of 18 June 2003 and by Directive 2006/46/EC of 14 June 2006 on the annual and consolidated accounts of certain types of companies, banks and other financial institutions. The unaudited condensed financial statements as at and for the period ended June 30, 2017 are based on the same principles.

For further information, refer to the unconsolidated financial statements and footnotes thereto included in the Bank’s annual report for the year ended December 31, 2016.

NOTE B	Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before specific provisions) as at June 30, 2017	To intermediary credit institutions	Directly to final beneficiaries	Total

- Disbursed portion	122 360 592	310 618 879	432 979 471

- Undisbursed portion	29 686 481	79 979 818	109 666 299

Aggregate loans granted	152 047 073	390 598 697	542 645 770

Analysis of aggregate loans granted (before specific provisions) as at December 31, 2016	To intermediary credit institutions	Directly to final beneficiaries	Total

- Disbursed portion	124 213 824	310 256 151	434 469 975

- Undisbursed portion	29 905 563	83 395 374	113 300 937

Aggregate loans granted	154 119 387	393 651 525	547 770 912

On March 29, 2017 the U.K. government triggered Article 50 of the Treaty on European Union, which officially commenced the process of the U.K.’s withdrawal from E.U. membership. In this context, the European Commission published a position paper in relation to the “Essential Principles on Financial Settlement” on June 12, 2017, which includes the following statement on the European Investment Bank:

“Through its subscribed capital (callable and paid-in), the United Kingdom committed to guarantee the financing made by the EIB while it was a Member State. Following the withdrawal, the United Kingdom should cease being a member of the EIB. As part of the financial settlement, the United Kingdom liability resulting from the guarantee for the financing made by the EIB while the United Kingdom was a Member State should be maintained and its level decreased in line with the amortisation of the EIB portfolio outstanding at the time of United Kingdom withdrawal, at the end of which the paid in capital of the United Kingdom in the EIB should be reimbursed to the United Kingdom.”

At the end of June 2017 and December 2016, the stake of the United Kingdom in the subscribed capital of the Bank amounted to EUR 39.2bn, out of which EUR 3.5bn have been paid-in. The EIB currently expects to provide a further update on the subject once the withdrawal negotiations are more finalized.

The disbursed exposure on borrowers located in the United Kingdom through the EIB’s lending activities, including guarantees and equity type investments, amounted to EUR 36.8bn as at June 30, 2017 (December 31, 2016: EUR 36.0bn), while the exposure on foreign borrowers with a guarantor from the United Kingdom amounted to EUR 1.6bn (December 31, 2016: EUR 1.8bn). The Bank had no direct exposure to the United Kingdom acting as borrower at the end of June 2017 whereas disbursed loans guaranteed by the United Kingdom amounted to EUR 1.4bn as at the end of June 2017 (December 31, 2016: EUR 1.3bn).

NOTE C	Shares in affiliated undertakings

C.1 The European Investment Fund

The capital paid in by the Bank in respect of its subscription (EUR’000 2,621,000) to the capital of the European Investment Fund (“EIF”), with its registered office in Luxembourg, amounts to EUR’000 798,145 as at June 30, 2017 (2016: EUR’000 799,059).

As at June 30, 2017, the Bank holds 59.81% of the EIF’s subscribed capital (59.88% as at December 31, 2016).

Commitment to purchase the remaining EIF shares at a fixed price

Under the terms of the Replacement Share Purchase Undertaking, the Bank is offering to buy the remaining subscribed shares from the EIF’s other shareholders for a price of EUR 423,006.03 per share as at June 30, 2017. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the disclosed unrealised gains in venture capital operations, the profit brought forward and the profit of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

C.2 The EU Microfinance Platform FCP-FIS

The EU Microfinance Platform FCP-FIS (‘EUMPF’) is structured as a Luxembourg “fonds commun de placement – fonds d’investissement spécialisé” governed by the Law of February 13, 2007 relating to specialised investment funds (the “2007 Law”) and launched on November 22, 2010. It is established as an umbrella fund, which may have several sub-funds. It has been launched with an unlimited duration provided that the fund will however be automatically put into liquidation upon the termination of a sub-fund if no further sub-fund is active at that time.

Currently, the only sub-fund of the EUMPF is the European Progress Microfinance Fund.

The capital paid in by the Bank in respect of its subscription of EUR’000 46,398 (2016: EUR’000 76,150) to the total committed units of the EUMPF, with its registered office in Luxembourg, amounts to EUR’000 46,398 as at June 30, 2017 (2016: EUR’000 76,150).

NOTE D	Debts evidenced by certificates (in EUR '000)

PAYABLE IN	OUTSTANDING	AVERAGE RATE	DUE DATES	OUTSTANDING	AVERAGE RATE
	AT 30.06.2017	30.06.2017		AT 31.12.2016	31.12.2016

EUR	233 991 471	2.08	2017/2057	220 901 207	2.21
USD	127 362 799	1.68	2017/2058	146 683 436	1.67
GBP	50 455 279	2.84	2017/2054	51 872 036	2.86
AUD	11 235 534	4.42	2017/2042	12 317 012	4.85
CHF	7 346 478	2.16	2018/2036	8 002 794	2.14
SEK	5 729 891	2.75	2017/2040	5 214 132	2.96
TRY	4 616 618	8.00	2017/2027	3 498 782	7.38
NOK	4 499 389	2.31	2017/2037	5 240 229	2.70
JPY	3 959 391	1.02	2018/2053	6 732 871	1.11
ZAR	3 703 087	7.62	2017/2027	3 683 341	7.60
CAD	3 619 746	2.00	2018/2045	3 784 938	2.02
PLN	1 810 644	2.69	2017/2026	872 846	2.83
MXN	898 761	4.89	2020/2027	369 743	4.34
NZD	562 556	4.18	2017/2021	577 253	4.21
CZK	412 332	2.16	2017/2034	399 456	2.16
HUF	291 938	0.19	2020/2021	291 127	0.66
DKK	124 271	3.46	2024/2026	124 308	3.46
RUB	81 427	6.68	2018/2019	307 154	6.73
HKD	28 071	5.27	2017/2019	30 584	5.27
RON	19 331	0.00	2019/2019	19 388	0.00
TOTAL	460 749 014			470 922 637
The principal and interest of certain structured borrowings are index linked to stock exchange indexes (historical value:  EUR 500m at June 30, 2017 and EUR 500m in 2016).  All such borrowings are hedged in full through structured swap operations.